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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 26, 2001



                                 AMEDISYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

        0-24260                                          11-3131700
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  On February 26, 2001, Amedisys, Inc., "the Company" issued a press release attached hereto as Exhibit 99.1 to announce that the Company will release quarter and year ended December 31, 2000 operating results on March 1, 2001 and will also host a conference call at 4:15 p.m. EST on the same day.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                                                                Page
                  -------                                                                                              ----
                  99.1     (i) Press Release dated February 26, 2001 announcing
                           that the Company will release quarter and year ended
                           December 31, 2000 operating results on March 1, 2001
                           and will also host a conference call at 4:15 p.m. EST
                           on the same day .....................................................                        A-1

                           (i) Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: John M. Joffrion
    --------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: February 26, 2001


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                               INDEX TO EXHIBITS


Exhibit
  No.                                                                             Page
-------                                                                          ------
99.1(i)        Press Release dated February 26, 2001 announcing that the
               Company will release quarter and year ended December 31, 2000 operating results on March 1, 2001 and will also host a
               conference call at 4:15 p.m. EST on the same day.................   A-1

----------
(i)  Filed herewith.